UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2014

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2014, General Cable Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders.  Pursuant to our Director Retirement Policy, Robert L. Smialek retired from the Company’s Board of Directors at the Annual Meeting of Stockholders due to his attaining 70 years of age during his term. Mr. Smialek has been a member of the Company’s Board of Directors since 1997 and most recently served as the Chairman of the Compensation Committee and a member of the Governance Committee. Mr. Smialek’s retirement is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) On May 15, 2014, the Company held its 2014 Annual Meeting of Stockholders.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities Exchange Commission on March 31, 2014.  The results of the stockholder vote are as follows:

Proposal 1 — Election of a Director

The stockholders elected each of the following nominees to serve as a director to hold office until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Sallie B. Bailey	37,354,337	274,697	2,590,021
Gregory B. Kenny	36,807,890	821,144	2,590,021
Gregory E. Lawton	36,794,745	834,289	2,590,021
Craig P. Omtvedt	36,712,536	916,498	2,590,021
Patrick M. Prevost	37,355,409	273,625	2,590,021
John E. Welsh, III	36,970,858	658,176	2,590,021

Proposal 2 — Ratification of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, to Audit General Cable’s 2014 Consolidated Financial Statements and Internal Controls Over Financial Reporting

The stockholders ratified the appointment of Deloitte & Touche LLP to audit the Company’s 2014 consolidated financial statements and internal controls over financial reporting.

For	Against	Abstain
38,714,645	1,403,210	101,200

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and the Summary Compensation Table contained in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
29,580,627	7,063,427	984,980	2,590,021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date: May 21, 2014	By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President, General Counsel and
Secretary

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